UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 4, 2004



                      AMERICAN MEDICAL SECURITY GROUP, INC.
             (Exact name of Registrant as specified in its charter)


        WISCONSIN                   1-13154                   39-1431799
(State of Incorporation)    (Commission File Number)       (I.R.S. Employer
                                                          Identification No.)

    3100 AMS BOULEVARD, GREEN BAY, WISCONSIN                    54313
    (Address of principal executive offices)                 (Zip Code)

                                 (920) 661-1111
              (Registrant's telephone number, including area code)




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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On May 4, 2004, American Medical Security Group, Inc. issued a press release announcing first quarter 2004 financial results. A copy of the press release is furnished as Exhibit 99 to this report.

         The information in this Form 8-K and the exhibit attached hereto are furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           AMERICAN MEDICAL SECURITY GROUP, INC.



Dated:  May 4, 2004                        /S/ TIMOTHY J. MOORE
                                           -------------------------------------
                                           Timothy J. Moore
                                           Senior Vice President of Corporate
                                           Affairs, General Counsel & Secretary


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                      AMERICAN MEDICAL SECURITY GROUP, INC.
                               (THE "REGISTRANT")
                          (COMMISSION FILE NO. 1-13154)

                                  EXHIBIT INDEX
                                       TO
                             FORM 8-K CURRENT REPORT
                           DATE OF REPORT: MAY 4, 2004

EXHIBIT                                                                   FILED
NUMBER      DESCRIPTION                                                 HEREWITH

  99        Press Release dated May 4, 2004 issued by the Registrant        X


                                      EX-1